Goldman Sachs Strategic International Equity Fund | Summary - Service Shares - Goldman Sachs Strategic International Equity Fund
Effective July 1, 2011, the following replaces in its entirety the table and its accompanying footnotes in the “Goldman Sachs Strategic International Equity Fund—Summary—Fees and Expenses of the Fund” section of the Service Shares Prospectus:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses		Service Shares, Goldman Sachs Strategic International Equity Fund
Management Fees		0.85%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses		0.20%
Acquired Fund Fees and Expenses	[1]	0.04%
Total Annual Fund Operating Expenses		1.34%
Fee Waiver and Expense Limitation	[2]	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation		1.22%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
[2]	The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.81% of the Fund's average daily net assets (effective July 1, 2011), and (ii) reduce or limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agency fees and expenses, acquired fund fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.144% of the Fund's average daily net assets. These arrangements will remain in effect through at least April 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.